                                                                    Exhibit 10.3

                      AMENDMENT TO NOTE PURCHASE AGREEMENT

          This Amendment (this "Amendment") to that certain Note Purchase Agreement, dated as of December 21, 2002 (the "Agreement"), by and among XM SATELLITE RADIO INC., a Delaware corporation (the "Company"), XM SATELLITE RADIO HOLDINGS INC., a Delaware corporation and the sole stockholder of the Company ("Holdings" and, together with the Company, the "Obligors"), and each of the investors identified on the signature pages hereto (the "Consenting Investors" and, together with the Obligors, each, individually, a "Party" and, collectively, the "Parties") is made as of January 16, 2003. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS

          WHEREAS, the Obligors and the Investors, including the Consenting Investors, have entered into the Agreement pursuant to which the Obligors have agreed to issue and sell, and the Investors have agreed to purchase, an aggregate of $185,000,000 in Initial Value of Notes;

          WHEREAS, following execution of the definitive documentation for the placement of the Notes to the Investors, the Obligors desire to raise additional funds to further improve their liquidity position through the issuance and sale of securities and to that end have approached the Investors for their consent in permitting the Obligors to issue and sell additional Notes of the same series to the Investors or other Persons;

          WHEREAS, the Parties wish to amend the terms of the Agreement in order to permit the Obligors to issue and sell at the Closing up to an additional $25,000,000 in Initial Value of Notes; and

          WHEREAS, the Consenting Investors constitute Majority Holders and, as such, are permitted and authorized to enter into this Amendment on behalf of the Investors.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual promises and representations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, and intending to be bound hereby, the Parties hereby agree as follows:

          1.   AMENDMENTS TO THE AGREEMENT.

          The following provisions of the Agreement shall be amended as set forth below:

          (a) Each of the title page and Section 2(a) of the Agreement shall be amended to delete the reference to "$366,300,000" therein and to substitute "$415,800,000" therefor.

          (b) The term "Investors" shall be amended for all purposes of the Agreement to mean (i) the Investors as defined for purposes of the Agreement as initially executed and (ii) each other Person that enters into a joinder agreement in the form of Exhibit A hereto (each a "Joinder Agreement").

          (c) Attachment 1 to the Agreement shall be amended from time to time as contemplated by Section 2(b) below.

          (d) Appropriate revisions shall be made to each of the forms attached as exhibits to the Agreement prior to execution in order to reflect the issuance and sale of up to an aggregate of $25,000,000 in Initial Value of Notes to those Persons that enter into a Joinder Agreement.

          2.   ADDITIONAL INVESTORS

          (a) The Company may, in its discretion, enter into one or more Joinder Agreements from time to time after the date hereof and prior to the Closing. It is the intention of the Parties, that, upon execution of a Joinder Agreement with each of the Obligors, a Person shall become obligated with respect to the purchase of the Initial Value of Notes set forth in such Joinder Agreement to the same extent, and otherwise on the same terms, as if such Person were an Investor that had executed and delivered the Agreement as initially executed. Without limiting the foregoing, such Person shall, subject to the terms and conditions of the Agreement (as amended hereby or from time to time hereafter), severally agree to purchase for cash from the Obligors at the Closing, and the Obligors shall agree to sell and issue to such Person at the Closing, a Note with a principal amount at maturity equal to the Accreted Value as of December 31, 2005 of a Note with an Initial Value set forth in such Person's Joinder Agreement.

          (b) In connection with their execution and delivery of a Joinder Agreement with any Person, the Obligors shall make appropriate revisions to Attachment 1 to the Agreement (as then in effect) and such revised Attachment 1 shall thereafter constitute "Attachment 1" for all purposes of the Agreement (as then amended). Promptly after executing and delivering any Joinder Agreement, the Obligors shall provide each Investor with a copy of such Joinder Agreement, together with a copy of Attachment 1 to the Agreement as then in effect, in accordance with Section 17 of the Agreement (as then amended).

          (c) Notwithstanding Section 2(a) hereof or any provision of the Agreement, the obligations of the Obligors to issue and sell Notes to any Person pursuant to a Joinder Agreement, and the obligations of any such Person to purchase such Notes under such Joinder Agreement, shall be subject to (i) the receipt by the Obligors, at or prior to the Closing, of all consents required with respect thereto under any of the Transaction Documents, and (ii) applicable law and regulation.

          3.   MISCELLANEOUS

          (a) The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Amendment.

          (b) This Agreement may be executed in counterparts, which, when taken together, shall constitute an original.

                                    * * * * *

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of January 16, 2003.

OBLIGORS:

XM SATELLITE RADIO HOLDINGS INC.                XM SATELLITE RADIO INC.

By: /s/ Joseph M. Titlebaum                     By: /s/ Joseph M. Titlebaum
   -------------------------------------           -------------------------------------------
Name: Joseph M. Titlebaum                       Name:  Joseph M. Titlebaum
Title: Senior Vice President, General           Title:  Senior Vice President, General Counsel
Counsel and Secretary                           and Secretary


CONSENTING INVESTORS:

AMERICAN HONDA MOTOR CO., INC., a
California Corporation


By: /s/ Thomas G. Elliott
   -------------------------------------
Name: Thomas G. Elliott
Title: Executive Vice President


BLACK BEAR OFFSHORE MASTER FUND
   LIMITED, a Cayman Islands
   exempted company
By Eastbourne Capital Management, L.L.C., its investment adviser and attorney in fact

                                                -
By: /s/ Eric M. Sippel
   --------------------
Eric M. Sippel
Chief Operating Officer

BLACK BEAR FUND I, L.P., a California
 limited partnership
By Eastbourne Capital Management, L.L.C., its general partner

By: /s/ Eric M. Sippel
   --------------------
Eric M. Sippel
Chief Operating Officer

BLACK BEAR FUND II, L.L.C., a
 California limited liability company
By Eastbourne Capital Management, L.L.C., its manager

By: /s/ Eric M. Sippel
   --------------------
Eric M. Sippel
Chief Operating Officer

BAYSTAR CAPITAL II, L.P., a Delaware
 limited partnership
By: BayStar Capital Management, LLC, its
 general partner

By: /s/ Lawrence Goldfarb
    ------------------------------------
Name:  Lawrence Goldfarb
Title: Managing Member

BAYSTAR INTERNATIONAL II Ltd., a British
 Virgin Islands exempt company
By: BayStar Capital Management, LLC, its
 investment partner

By: /s/ Lawrence Goldfarb
    ------------------------------------
Name:  Lawrence Goldfarb
Title: Managing Member

                         Amendment to NPA Signature Page

COLUMBIA XM RADIO PARTNERS, LLC             COLUMBIA XM SATELLITE PARTNERS III,
By: Columbia Capital L.L.C., its Managing   LLC
Member

By: /s/ James B. Fleming, Jr.
   -------------------------------------
Name:  James B. Fleming, Jr.                By: /s/ James B. Fleming, Jr.
Title: Vice President                          -------------------------------------------
                                            Name:  James B. Fleming, Jr.
                                            Title: Vice President

COLUMBIA CAPITAL EQUITY                     COLUMBIA CAPITAL EQUITY
PARTNERS II (QP), L.P.                      PARTNERS III (QP), L.P.
By Columbia Capital Equity Partners III,    By Columbia Capital Equity Partners III, L.P., its
L.P., its General Partner                   General Partner

By: /s/ James B. Fleming, Jr.               By: /s/ James B. Fleming, Jr.
   -------------------------------------       -------------------------------------------
Name:  James B. Fleming, Jr.                Name:  James B. Fleming, Jr.
Title: Vice President                       Title: Vice President

AEA XM INVESTORS IA LLC                     AEA XM INVESTORS IIA LLC
By XM Investors IA LP, its Sole Member      By XM Investors IIA LP, its Sole Member
By AEA XM Investors Inc., its General       By AEA XM Investors Inc., its General Partner
Partner
                                            By: /s/ Christine J. Smith
By: /s/ Christine J. Smith                     -------------------------------------------
   -------------------------------------    Name:  Christine J. Smith
Name:  Christine J. Smith                   Title: Vice President
Title: Vice President

SUPERIUS SECURITIES GROUP, INC.
MONEY PURCHASE PLAN

By: /s/ James Hudgins
   -------------------------------------
Name: James Hudgins
Title: Trustee


SF CAPITAL PARTNERS, LTD., a British
Virgin Islands company

By: /s/ Brian H. Davidson
   -------------------------------------
Name: Brian H. Davidson
Title: Authorized Signatory


HEARST COMMUNICATIONS, INC., a Delaware corporation


By: /s/ Kenneth A. Bronfin
   -------------------------------------------
Name: Kenneth A. Bronfin
Title: President, Hearst Interactive Media, a
division of Hearst Communications, Inc.

AVDAN PARTNERS, L.P.


By: /s/ Mark B. Friedman
   -------------------------------------------
Name: Mark B. Friedman, President
      MBF Capital Management, Inc.
      Its Managing General Partner

                         Amendment to NPA Signature Page

                         Amendment to NPA Signature Page

HUGHES ELECTRONICS
CORPORATION


By: /s/ Patrick T. Doyle
   -------------------------------------
Name: Patrick T. Doyle
Title: Vice President, Treasurer and Controller

GEORGE HAYWOOD                                    MICHAEL W. HARRIS


       /s/ George Haywood                                /s/ Michael W. Harris
-------------------------------------             ----------------------------------------


PAUL GREENWALD                                    JOHN DEALY


       /s/ Paul Greenwald                                /s/ John Dealy
-------------------------------------             ----------------------------------------

A.R. SANCHEZ, JR.


       /s/ A.R. Sanchez, Jr.
-------------------------------------

                         Amendment to NPA Signature Page

                                  ATTACHMENT 1

Investor                                                    Aggregate Initial Value of Notes Purchased
AEA
    AEA XM Investors IA LLC                                                       $   838,645.50
    c/o AEA Investors Inc.
    65 E 55th Street
    New York, New York 10022
    Attention: General Counsel
    Fax: 212-702-0518

    AEA XM Investors IIA LLC                                                        6,861,354.50
    c/o AEA Investors Inc.
    65 E 55th Street
    New York, New York 10022
    Attention: General Counsel
    Fax: 212-702-0518

Columbia Capital
   Columbia Capital Equity Partners II (QP), L.P.                                   3,085,866.46
   c/o Columbia Capital, LLC
   201 North Union Street, Suite 300
   Alexandria, VA 22314
   Attention: James B. Fleming
   Fax: 703-519-5870

   Columbia XM Radio Partners, LLC                                                  3,354,133.54
   c/o Columbia Capital, LLC
   201 North Union Street, Suite 300
   Alexandria, VA 22314
   Attention: James B. Fleming
   Fax: 703-519-5870

   Columbia Capital Equity Partners III (QP), L.P.                                  1,107,920.45
   c/o Columbia Capital, LLC
   201 North Union Street, Suite 300
   Alexandria, VA 22314
   Attention: James B. Fleming
   Fax: 703-519-5870

   Columbia XM Satellite Partners III, LLC                                            952,079.55
   c/o Columbia Capital, LLC
   201 North Union Street, Suite 300
   Alexandria, VA 22314
   Attention: James B. Fleming
   Fax: 703-519-5870

Hughes Electronics Corporation                                                        10,000,000
200 N. Sepulveda Boulevard
El Segundo, California 90245
Attention: Graham Jenner
Fax:  310-640-1734

Eastbourne Capital Management, L.L.C.
   Black Bear Fund I, L.P.                                                            11,358,000
   c/o Eastbourne Capital Management, L.L.C.
   1101 Fifth Avenue, Suite 160
   San Rafael, California 94901
   Attention:  Eric M. Sippel, Chief Operating Officer
   Fax:  415-448-1246

   Black Bear Fund II, L.L.C.                                                          1,343,000
   c/o Eastbourne Capital Management, L.L.C.
   1101 Fifth Avenue, Suite 160
   San Rafael, California 94901
   Attention:  Eric M. Sippel, Chief Operating Officer
   Fax:  415-448-1246

   Black Bear Offshore Master Fund Limited                                            24,599,000
   c/o Eastbourne Capital Management, L.L.C.
   1101 Fifth Avenue, Suite 160
   San Rafael, California 94901
   Attention:  Eric M. Sippel, Chief Operating Officer
   Fax:  415-448-1246

George Haywood                                                                         7,000,000
c/o Cronin & Vris, LLP
380 Madison Avenue
24th Floor
New York, New York 10017
Fax:  718-832-8292

Hearst Communications, Inc.                                                           12,500,000
c/o Hearst Interactive Media
959 Eighth Avenue
New York, New York 10019
Attn: President, Hearst Interactive Media
Fax:  212-582-7739

BayStar Group                                                                         10,830,000
   BayStar Capital II, LP
   c/o BayStar Capital Management, LLC
   80 E. Sir Francis Drake Blvd., Suite 2B
   Larkspur, California 94939
   Fax:  415-834-4681

   BayStar International II, Ltd.                                                      1,170,000
   c/o BayStar Capital Management, LLC
   80 E. Sir Francis Drake Blvd., Suite 2B
   Larkspur, California 94939
   Fax:  415-834-4681

   Royal Bank of Canada                                                               27,300,000
   c/o RBC Dominion Securities Corporation
   165 Broadway
   One Liberty Plaza
   New York NY 10006
   Attention: Michael Frommer
   Fax:  212-858-7439

America Honda Motor Co., Inc.                                                         50,000,000
1919 Torrance Blvd.
Torrance, California 90501-2746
Attention: Shinichi Sakamoto
Fax:  310-783-2210

Superius Securities Group, Inc. Money Purchase Plan                                    3,000,000
94 Grand Ave.
Englewood, New Jersey 07631
Fax:  201-568-9392

John Dealy                                                                               500,000
c/o XM Satellite Radio Holdings Inc.
1500 Eckington Place, NE
Washington, District of Columbia 20002-2194
Fax:  202-380-4534

Avdan Partners, L.P.                                                                     700,000
100 Shoreline Highway, Suite 185-A
Mill Valley, California 94941
Fax:  415-239-3946

Michael W. Harris                                                                        500,000
c/o Harris & Panels
120 East Washington Street
Suite 511
Syracuse, New York 13202
Fax:  315-472-2481

Paul Greenwald                                                                         1,500,000
c/o Harris & Panels
120 East Washington Street
Suite 511
Syracuse, New York 13202
Fax:  315-472-2481

SF Capital Partners, Ltd.                                                              5,000,000
c/o Staro Asset Management, LLC                                                        2,500,000
3600 South Lake Drive
St. Francis, Wisconsin 53235
Attention:  Brian H. Davidson
Fax:  414-294-4416

Neera Singh and Rajendra Singh JTWROS                                                  1,500,000
7925 Jones Branch Drive
Suite 6400
McLean, Virginia 22102
Attn: General Counsel
Fax:  703-873-4501

Hersh Raj Singh Educational Trust                                                        750,000
7925 Jones Branch Drive
Suite 6400
McLean, Virginia 22102
Attention: General Counsel
Fax: 703-873-4501

Samir Raj Singh Educational Trust                                                        750,000
7925 Jones Branch Drive
Suite 6400
McLean, Virginia 22102
Attention: General Counsel
Fax: 703-873-4501

A.R. Sanchez, Jr.                                                                      1,000,000
1920 Sandman
Laredo, Texas 78041
Fax:  956-722-1017

Prism
   Prism Partners Offshore Fund                                                          800,000
   c/o Weintraub Capital Management LLC
   44 Montgomery Street, Suite 4100
   San Francisco, CA 94104

   Prism Partners I, L.P.                                                                100,000
   c/o Weintraub Capital Management LLC
   44 Montgomery Street, Suite 4100
   San Francisco, CA 94104

   Prism Partners II Offshore Fund                                                     1,100,000
   c/o Weintraub Capital Management LLC
   44 Montgomery Street, Suite 4100
   San Francisco, CA 94104

Everest
   Everest Capital Master Fund LP                                                      7,500,000
   c/o Everest Capital Limited
   The Bank of Butterfield Building, 6th floor
   65 Front Street
   Hamilton HM 12, Bermuda
   Fax No.: (441) 292-2285

   Everest Capital Senior Debt Fund LP                                                 7,500,000
   c/o Everest Capital Limited
   The Bank of Butterfield Building, 6th floor
   65 Front Street
   Hamilton HM 12, Bermuda
   Fax No.: (441) 292-2285

U.S. Trust Company                                                                     3,000,000
P.O. Box 200
Essex, Connecticut 06426
                                                      ------------------------------------------

Total                                                                                210,000,000

                                                                       EXHIBIT A

                            FORM OF JOINDER AGREEMENT

          This JOINDER AGREEMENT, dated ______________, 2003, is delivered pursuant to the Note Purchase Agreement, dated as of December 21, 2002 (as amended by the Amendment to Note Purchase Agreement dated as of January 16, 2003 and as otherwise amended, the "AGREEMENT"), among XM Satellite Radio Inc., XM Satellite Radio Holdings Inc. and the Investors set forth on the signature pages thereto. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

          SECTION 1. AGREEMENT TO PURCHASE. Subject to the terms and conditions of this Joinder Agreement and the Agreement, the undersigned hereby agrees to purchase for cash from the Obligors at the Closing, and the Obligors agree to sell and issue to the undersigned, a Note with a principal amount at maturity equal to the Accreted Value as of December 31, 2005 of a Note with an Initial Value as set forth opposite the signature of the undersigned below. The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the undersigned will be deemed to be a party to the Agreement and the other Transaction Documents to which the Investors are a party for all purposes of the Agreement and such other Transaction Documents, and shall have all of the rights and obligations of an Investor thereunder as fully as if it had executed the Agreement and such other Transaction Documents. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement and in such other Transaction Documents.

          SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE OBLIGORS. The representations and warranties of the Obligors set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof with the same force and effect as if they had been made on the date hereof (unless any representation or warranty refers to a specific earlier date, in which case such representation and warranty was true and correct in all material respects as of such date). Each of the Obligors agrees to perform or cause to be performed all covenants, agreements and conditions to be performed by the Obligors or any Subsidiaries under the Agreement and other Transaction Documents to which it is a party.

          SECTION 3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE UNDERSIGNED. The undersigned represents and warrants to the Obligors that the representations and warranties set forth in Section 5 of the Agreement (other than Section 5.11 thereof) are true and correct representations and warranties of the undersigned as of the date hereof. The undersigned covenants and agrees to perform or cause to be performed all covenants, agreements and conditions to be performed by the undersigned under the Agreement and other Transaction Documents to which the undersigned is a party. The undersigned acknowledges that
(a) the Notes are being issued with an "original issue discount" for federal and state tax purposes and (b) the Notes to be purchased by it at Closing, and any Securities obtained upon exchange or conversion thereof, will bear the transfer restrictions and display the legends as set forth in Section 6 of the Agreement.

          SECTION 4. CONDITIONS TO OBLIGATION OF THE OBLIGORS. The obligation of the Obligors to issue the Notes to be issued to the undersigned under this Joinder Agreement at the Closing is subject to (a) the conditions set forth in
Section 13.2 of the Agreement, (b) the receipt by the Obligors, at or prior to the Closing, of all consents required with respect the sale and issuance of the Notes to the undersigned under any of the Transaction Documents and (c) compliance with applicable law and regulation.

          SECTION 5. CONDITIONS TO THE OBLIGATION OF THE UNDERSIGNED. The obligation of the undersigned to purchase the Notes to be purchased at the Closing by the undersigned under this Joinder Agreement is subject to (a) the conditions set forth in Section 13.1 of the Agreement (including paragraph (g) thereof), (b) the receipt by the Obligors, at or prior to the Closing, of all consents required with respect the sale and issuance of the Notes to the undersigned under any of the Transaction Documents and (c) compliance with applicable law and regulations.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of __________, 2003.

                                            [NAME OF ADDITIONAL INVESTOR]

Initial Value of the Notes to be Purchased: By:
                                                --------------------------------
------------------                              Name:
                                                Title:

                                            Address:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


XM SATELLITE RADIO HOLDINGS INC.            XM SATELLITE RADIO INC.

By:                                         By:
   -------------------------------------       ---------------------------------
Name:                                       Name:
Title:                                      Title: